EXHIBIT 10.2

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This Amendment No. 1 to the Employment Agreement by and between Bridgeline Software, Inc., a Delaware corporation (the “Employer”) and Ronald M. Levenson (the “Employee”) dated as of April 13, 2009 (the “Employment Agreement”) is made effective as of the 13th day of May, 2009.  Capitalized terms otherwise not defined in this Amendment shall have the meaning ascribed to such terms in the Employment Agreement.

RECITALS

WHEREAS, the Employer and the Employee entered into the Employment Agreement regarding the employment of the Employee by the Employer;

WHEREAS, the Agreement may be modified pursuant to Section 7.5 thereof with signature of the Employee, the  proper authorization of the Employer’s Board of Directors and the signature of the Chief Executive Officer of the Employer; and

WHEREAS, the Employer’s Board of Directors has authorized the amendment and the Employer and the Employee desire to amend the Employment Agreement in the manner set forth below.

NOW, THEREFORE, the parties agree as follows:

1.
The Agreement is hereby amended by deleting the first sentence of Section 2.1 in its entirety and replacing it with the following: “Employee shall serve as Executive Vice President of Finance, Chief Financial Officer, and Treasurer.”

2.
The Agreement is also hereby amended by deleting the following words in Section 5.4(a): “the position of Executive Vice President of Finance for the Employer” and replacing them with the following words: “the positions of Executive Vice President of Finance, Chief Financial Offier, and Treasurer.”

3.	All other terms and conditions of the Employment Agreement which are not inconsistent with the above-agreement shall remain in full force and effect.

4.	As amended hereby, the Employment Agreement is hereby ratified and confirmed.

 ___________ __________
Employee       Bridgeline

IN WITNESS WHEREOF, this Amendment No. 1 to the Employment Agreement has been executed on behalf of the Employer by a duly authorized representative, and by the Employee, effective as of the date first written above.

BRIDGELINE SOFTWARE, INC. By: /s/ Thomas L. Massie Thomas L. Massie President & CEO

EMPLOYEE: /s/ Ronald M. Levenson Ronald M. Levenson